UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-12

                       Abington Community Bancorp, Inc.
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.
        (1)  Title of each class of securities to which transaction applies:

______________________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:

______________________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

______________________________________________________________________________
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount previously paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3)  Filing party:

______________________________________________________________________________
        (4)  Date filed:

______________________________________________________________________________


                  [Abington Community Bancorp, Inc. Letterhead]







                                        April 5, 2006

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Abington Community Bancorp, Inc. The meeting will be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania 19006, on Thursday, May 4, 2006 at 10:30 a.m., Eastern Daylight Time.

     At the Annual Meeting, you will be asked to elect two (2) directors for a three-year term and ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending December 31, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of Abington Community Bancorp, Inc. is sincerely appreciated.

                              Very truly yours,

                              /s/ Robert W. White

                              Robert W. White
                              Chairman, President and Chief Executive Officer


______________________________________________________________________

                      ABINGTON COMMUNITY BANCORP, INC.
                             180 Old York Road
                      Jenkintown, Pennsylvania 19046
                              (215) 886-8280

______________________________________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
______________________________________________________________________

TIME.................    10:30 a.m., Eastern Daylight Time,
                         Thursday, May 4, 2006

PLACE................    Huntingdon Valley Country Club
                         2295 Country Club Drive
                         Huntingdon Valley, Pennsylvania

ITEMS OF BUSINESS....    (1) To elect two directors for a
                             three-year term expiring in 2009 and
                             until their successors are elected
                             and qualified;

                         (2) To ratify the appointment of
                             Beard Miller Company LLP as our
                             independent registered public
                             accounting firm for the fiscal year
                             ending December 31, 2006; and

                         (3) To transact such other
                             business, as may properly come
                             before the meeting or at any
                             adjournment thereof.  We are not
                             aware of any other such business.

RECORD DATE..........    Holders of Abington Community Bancorp
                         common stock of record at the close of
                         business on March 21, 2006 are entitled
                         to vote at the meeting.

ANNUAL REPORT........    Our 2005 Annual Report to Shareholders
                         is enclosed but is not a part of the
                         proxy solicitation materials.

PROXY VOTING.........    It is important that your shares be
                         represented and voted at the meeting.
                         You can vote your shares by completing
                         and returning the proxy card sent to
                         you.  Most shareholders whose shares
                         are held in "street" name can also vote
                         their shares over the Internet or by
                         telephone.  If Internet or telephone
                         voting is available to you, voting
                         instructions are printed on the proxy
                         card sent to you.  You can revoke a
                         proxy at any time prior to its exercise
                         at the meeting by following the
                         instructions in the accompanying proxy
                         statement.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Edward W. Gormley

                         Edward W. Gormley
                         Corporate Secretary

Jenkintown, Pennsylvania

April 5, 2006
_____________________________________________________________________________

_____________________________________________________________________________

                           TABLE OF CONTENTS
_____________________________________________________________________________

                                                                        Page
                                                                       ______

About the Annual Meeting of Shareholders.............................     1

Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers....................................     3

   Election of Directors (Proposal One)..............................     3

   Members of the Board of Directors Continuing in Office............     4

   Executive Officers Who Are Not Directors..........................     4

   Committees and Meetings of the Board of Directors.................     5

   Directors Attendance at Annual Meetings...........................     6

   Director Nominations..............................................     6

   Director Compensation.............................................     6

   Code of Conduct and Ethics........................................     6

Management Compensation..............................................     7

   Summary Compensation Table........................................     7

   Stock Options.....................................................     8

   Employment Agreements.............................................     9

   Benefit Plans.....................................................    10

   Indebtedness of Management and Related Party Transactions.........    10

   Compensation Committee Interlocks and Insider Participation.......    11

Report of the Compensation Committee.................................    11

   Compensation Philosophy...........................................    11

   Components of the Compensation Program............................    12

   Executive Compensation Regulations................................    13

Performance Graph....................................................    13

Beneficial Ownership of Common Stock by Certain Beneficial Owners
 and Management......................................................    14

   Section 16(a) Beneficial Ownership Reporting Compliance...........    15

Ratification of Appointment of Independent Registered Public
 Accounting Firm (Proposal Two)......................................    16

   Audit Fees........................................................    17

Report of the Audit Committee........................................    17

Shareholder Proposals, Nominations and Communications with the
 Board of Directors..................................................    18

Annual Reports.......................................................    19

Other Matters........................................................    19


                     ABINGTON COMMUNITY BANCORP, INC.

                            PROXY STATEMENT
_________________________________________________________________________

                ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
_________________________________________________________________________

     This Proxy Statement is furnished to holders of common stock of Abington Community Bancorp, Inc., the mid-tier holding company of Abington Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, May 4, 2006 at 10:30 a.m., Eastern Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about April 5, 2006.

What is the purpose of the Annual Meeting?

     At our Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Abington Community Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, March 21, 2006, are entitled to vote at the meeting. On the record date, we had 15,731,979 shares of common stock issued and outstanding and no other class of equity securities outstanding. Our issued and outstanding shares includes 8,728,500 shares of common stock held by Abington Mutual Holding Company, the parent mutual holding company for Abington Community Bancorp. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this Proxy Statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

     Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in "street" name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.


                                                                     1


     *    First, you may send a written notice to our Corporate
          Secretary, Mr. Edward W. Gormley, Abington Community Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania 19046, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     *    Third, you may attend the Annual Meeting and vote in person.
          Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If your shares are held in "street" name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. The two nominees for director receiving the most "for" votes will be elected. The ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of a majority of the votes cast on the proposal. We expect that Abington Mutual Holding Company, which holds more than a majority of our issued and outstanding shares, will vote for Abington Community Bancorp's two nominees for director and for the ratification of our independent registered public accounting firm, thereby ensuring the outcome of the two matters being considered at the Annual Meeting.

     Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not counted as a vote cast and accordingly, will have no effect on the vote to elect directors and ratify the appointment of our independent registered public accounting firm.


                                                                     2

__________________________________________________________________________

       INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                     DIRECTORS AND EXECUTIVE OFFICERS
__________________________________________________________________________

Election of Directors (Proposal One)

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. No director is related to any other director or executive officer by first cousin or closer.

     At this Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2009 and until their successors are elected and qualified. Shareholders of Abington Community Bancorp are not permitted to use cumulative voting for the election of directors. Each nominee currently serves as a director of Abington Community Bancorp and of Abington Bank.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Abington Bank. Ages are reflected as of March 21, 2006. Where applicable, service as a director includes service as a director of Abington Bank.

        Nominees for Director for a Three-Year Term Expiring in 2009

                                       Principal Occupation During the Past Five Years/Public       Director
Name                         Age                          Directorships                              Since
__________________________  _____  _____________________________________________________________   __________
Michael F. Czerwonka, III     52   Partner, Fitzpatrick & Czerwonka, an accounting firm,              1998
                                   Abington, Pennsylvania, since 1988 and Treasurer
                                   of Abington School District, Abington, Pennsylvania
                                   from July 2004 to June 2005. Mr. Czerwonka is a member
                                   of the American Institute of Certified Public Accountants
                                   and the Pennsylvania Institute of Certified Public
                                   Accountants.

Robert J. Pannepacker, Sr.    57   President, Penny's Flowers, a florist in Glenside,                 1991
                                   Pennsylvania since 1966.



  The Board of Directors recommends that you vote FOR election of the nominees for director.











                                                                     3

Members of the Board of Directors Continuing in Office

                    Directors Whose Term Expires in 2007


                                       Principal Occupation During the Past Five Years/Public       Director
Name                         Age                          Directorships                              Since
__________________________  _____  _____________________________________________________________   __________
A. Stuard Graham, Jr.        74    President, Hardy Graham, Inc., a                                   1967
                                   design engineering firm located in
                                   North Wales, Pennsylvania since
                                   1988.

Joseph B. McHugh             71    Owner, Joseph B. McHugh, P.E.,                                     1991
                                   mechanical engineer consulting,
                                   Jenkintown, Pennsylvania, since
                                   May 1999; prior thereto, Owner and
                                   Chief Executive Officer of McHugh
                                   Services Co. Inc., Oreland,
                                   Pennsylvania.


                    Directors Whose Term Expires in 2008

                                       Principal Occupation During the Past Five Years/Public       Director
Name                         Age                          Directorships                              Since
__________________________  _____  _____________________________________________________________   __________
Jane Margraff Kieser         70    Retired. Formerly, Senior Vice                                     2002
                                   President, Operations and Human
                                   Resources, Abington Bank from
                                   1980 to December 2001.

Robert W. White              61    Chairman of the Board, President                                   1977
                                   and Chief Executive Officer of
                                   Abington Community Bancorp since
                                   June 2004; Chairman of the Board
                                   and Chief Executive Officer of
                                   Abington Bank since 1995 and
                                   President since 1991.

     In addition to the above directors, Messrs. Harold N. Grier and Baron Rowland serve as directors emeritus of Abington
Community Bancorp and Abington Bank.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Abington Community Bancorp who do not also serve as directors. Ages are reflected as of March 21, 2006.

Name                    Age    Principal Occupation During the Past Five Years
_____________________  _____  _________________________________________________

Edward W. Gormley       56     Senior Vice President and Corporate Secretary
                               of Abington Community Bancorp since June 2004;
                               Senior Vice President of Abington Bank since
                               1997 and Secretary of Abington Bank since 1985.

Frank Kovalcheck        48     Senior Vice President of Abington Community
                               Bancorp since June 2004; Senior Vice President of Abington Bank since June 2001; prior thereto, Senior Vice President and Assistant Secretary,
                               First Federal Savings and Loan Association of
                               Bucks County, Bristol, Pennsylvania from June
                               1976 to June 2001.

Jack J. Sandoski        62     Senior Vice President and Chief Financial
                               Officer of Abington Community Bancorp since
                               June 2004; Senior Vice President of Abington
                               Bank since 1997 and Chief Financial Officer and Treasurer since 1988.

     In accordance with Abington Community Bancorp's Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.




                                                                     4

Committees and Meetings of the Board of Directors

     During the fiscal year ended December 31, 2005, the Board of Directors of Abington Community Bancorp met nine times. No director of Abington Community Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has served as a director and the total number of meetings held by all committees of the Board on which he/she served. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Czerwonka, Graham, McHugh and Pannepacker and Ms. Margraff Kieser are independent directors. Members of the Board also serve on committees of Abington Bank. Abington Community Bancorp has not paid separate compensation to its directors.

     Membership on Certain Board Committees. The Board of Directors of Abington Community Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

                                                                   Nominating
                                                                 and Corporate
       Directors                    Audit        Compensation      Governance
______________________________  _____________  ________________ _______________
Michael F. Czerwonka, III.....       **

A. Stuard Graham, Jr..........                        *                 *

Jane Margraff Kieser..........                        *                 *

Joseph B. McHugh..............        *

Robert J. Pannepacker, Sr.....        *              **                **

___________________
*    Member.
**   Chair.

     Audit Committee. The Audit Committee reviews with management and our independent registered public accounting firm Abington Community Bancorp's systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors Abington Community Bancorp's adherence to generally accepted accounting principles in our in accounting and financial reporting. The Audit Committee is currently comprised of three directors, all of whom are independent directors as defined in the Nasdaq's listing standards. Mr. Czerwonka, a certified public accountant and partner in the accounting firm of Fitzpatrick & Czerwonka, has been designated as our Audit Committee Financial Expert by the Board of Directors. The Audit Committee of Abington Community Bancorp met three times in 2005.

     Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, nominate directors for election at the Annual Meeting. The Nominating and Corporate Governance Committee met once in 2005 to consider director nominations and recommended nominees to the full Board of Directors for this Annual Meeting. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee's charter is available on our website at www.abingtonbank.com under the Investor Relations heading.

     Compensation Committee. It is the responsibility of the Compensation Committee of Abington Community Bancorp to set the compensation of Abington Community Bancorp's Chief Executive Officer and Chief Financial Officer as well as the other members of senior management. The Compensation Committee of Abington Community Bancorp met three times in fiscal 2005. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards.



                                                                     5

Directors Attendance at Annual Meetings

     Directors are expected to attend the Annual Meeting. All of our directors attended the 2005 Annual Meeting of Shareholders.

Director Nominations

     In July 2004, the Board of Directors of Abington Community Bancorp adopted a written charter of the Nominating and Corporate Governance Committee, a copy of which is available on our website at www.abingtonbank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination to the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors" at page 18.

Director Compensation

     Directors of Abington Community Bancorp are not compensated separately by Abington Community Bancorp. The directors of Abington Community Bancorp also serve as directors of Abington Bank and are compensated by Abington Bank for such service. Members of Abington Bank's Board of Directors received $1,300 per meeting attended and a $10,400 annual retainer for fiscal 2005. For fiscal 2006, such fees decreased to $1,100 per meeting attended and a $10,000 annual retainer. In fiscal 2005, the Secretary of the Audit Committee received an additional $100 per quarter for preparation of the minutes. Beginning in 2006, the members of the Audit Committee receive $500 per meeting, with the Chair receiving $700 per meeting. The members of the Compensation and Nominating and Corporate Governance Committees receive $400 per meeting, with the Chair receiving $500. Such fees are paid only if the meeting is attended. Board fees are subject to periodic adjustment by the Board of Directors.

     We maintain a Deferred Compensation Plan for our Board of Directors whereby directors may elect to defer a portion of their board fees until the earlier of retirement, termination of service or death. For the year ended December 31, 2005, we recognized $35,000 in expense for the Board of Directors Deferred Compensation Plan. We also maintain a board Retirement Plan. Pursuant to the Board's Retirement Plan, upon retirement at age 75, directors will receive an annual benefit equal to 75% of the director fees paid in the year of retirement for a period of 10 years. For the year ended December 31, 2005, we recognized $84,000 in expense for the Board's Retirement Plan.

Code of Conduct and Ethics

     Abington Community Bancorp maintains a comprehensive Code of Conduct and Ethics which covers all directors, officers and employees of Abington Community Bancorp and its subsidiaries.
The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest;


                                                                     6

maintain the confidentiality of information relating to Abington Community Bancorp and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Abington Community Bancorp. Our Code of Conduct and Ethics specifically imposes standards of conduct on our chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities which are identified in regulations issued by the SEC dealing with corporate codes of conduct.

     Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of our Code of Conduct and Ethics is available on our website at www.abingtonbank.com. In accordance with the listing requirements of the Nasdaq National Market, we will disclose on the SEC's Form 8-K, the nature of any amendments to this Code of Conduct and Ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this Code of Conduct and Ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Conduct and Ethics that has been made known to any of our executive officers.

_________________________________________________________________________

                          MANAGEMENT COMPENSATION
_________________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Abington Bank, including amounts deferred to future periods by the officers, for services rendered in all capacities during the fiscal years ended December 31, 2005, 2004 and 2003, to the President and Chief Executive Officer and the three executive officers of Abington Bank whose salary plus bonus exceeded $100,000. Abington Community Bancorp has not paid separate compensation to our executive officers.

                                                                              Long-Term Compensation
                                                                            _________________________
                                                                                      Awards
                                                                            _________________________
                                                 Annual Compensation(1)                   Securities
                                                _______________________      Restricted   Underlying      All Other
Name and Principal Position       Fiscal Year     Salary       Bonus         Stock(2)($)  Options(#)   Compensation(3)
______________________________  ______________  __________  ___________     ____________  ___________  _______________
Robert W. White, Chairman of         2005        $275,000    $119,691         $840,700      175,500       $34,066
 the Board, President and            2004         252,500      66,715               --           --        90,641(4)
 Chief Executive Officer             2003         230,000      50,047               --           --        95,368(4)

Jack J. Sandoski, Senior Vice        2005         138,000      60,063          210,175       58,500        22,386
 President, Chief Financial          2004         124,334      45,357               --           --        43,954(5)
 Officer and Treasurer               2003         115,000      30,023               --           --        43,884(5)

Edward W. Gormley, Senior            2005         133,700      58,191          210,175       58,500        21,691
 Vice President and                  2004         124,334      33,357               --           --        43,509(5)
 Secretary                           2003         115,000      30,023               --           --        43,884(5)

Frank Kovalcheck, Senior Vice        2005         115,000      50,052          210,175       58,500        18,654
 President                           2004         103,344      27,519               --           --        30,597(5)
                                     2003          94,000      24,906               --           --        30,865(5)

_____________________

(1) Abington Bank provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

                       (Footnotes continue on the following page)


                                                                     7

_____________________

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2005 Recognition and Retention Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in the trust and paid to the recipient as soon as practicable after the share award vests. As of December 31, 2005, Messrs. White and each of the other named executive officers had 70,000 shares and 17,500 shares, respectively, of unearned restricted stock which had fair market values of $907,900 and $226,975, respectively.

(3) Amounts for 2005 include Abington Bank's contributions under our 401(k) Plan in the amounts of $10,500, $6,900, $6,685 and $5,749 to the accounts of Messrs. White, Sandoski, Gormley and Kovalcheck, respectively, and $23,566, $15,486, $15,006 and $12,905 representing the fair value at December 31, 2005 of the shares allocated to Messrs. White, Sandoski, Gormley and Kovalcheck, respectively, pursuant to the employee stock ownership plan in 2005. Amounts in prior fiscal years include imputed income resulting from premiums paid by Abington Bank with respect to split dollar life insurance, which was cancelled in fiscal 2005, and amounts contributed to the Executive Deferred Compensation Plan accounts of the named executive officers, which plan was frozen, retroactive to January 1, 2005.

(4) Includes for Mr. White an aggregate of $13,750 and $24,400 paid in 2004 and 2003, respectively, as Board retainer and Board meeting fees. Commencing July 1, 2004, Mr. White no longer receives the Board retainer or Board fees.

(5) Includes fees of $5,075 and $8,400 paid to each of Messrs. Gormley, Sandoski and Kovalcheck for attendance at Abington Bank's Board of Trustees meetings held in 2004 and 2003, respectively. Commencing July 1, 2004, such officers no longer receive fees for attending Board meetings.

Stock Options

             Stock Option Grants During Fiscal Year 2005

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, information with respect to stock options granted during fiscal
2005. All such options vest pro rata over a five year period for the named executive officers.

                                                         Individual Grants
                             ______________________________________________________________________
                              Number of
                              Securities    Percent of Total
                              Underlying    Options Granted                                           Grant Date
                               Options      to Employees in      Exercise Price                        Present
         Name                  Granted        Fiscal Year          ($/Sh)(1)       Expiration Date    Value $(2)
_________________________    ___________  ___________________  _________________  _________________  ____________
Robert W. White..........      175,500           40.6%               $12.01            7/5/2015         $51,038

Jack J. Sandoski.........       58,500           13.5                 12.01            7/5/2015          17,013

Edward W. Gormley........       58,500           13.5                 12.01            7/5/2015          18,621

Frank Kovalcheck.........       58,500           13.5                 12.01            7/5/2015          18,621

_______________________

(1) The exercise price was based on Abington Community Bancorp's market price of the common stock on the date of the grant.

(2) The fair value of the options granted was estimated using the Black-Scholes pricing model. Under such analysis, for Messrs. White and Sandoski and for Messrs. Gormley and Kovalcheck, the risk-free interest rate was assumed to be 3.98% and 4.05%, respectively, and the expected life of the options to be 6 years and 7 years, respectively. For all option grants, the expected volatility was assumed to be 23.62% and the dividend yield to be 1.67% per share.

                 Fiscal Year-End Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended December 31, 2005 and the value with respect thereto.


                                                                     8

                                      Number of Securities Underlying          Value of Unexercised In The Money
                                 Unexercised Options at Fiscal Year End(#)       Options at Fiscal Year End(1)
                                 _________________________________________    ____________________________________
          Name                       Exercisable          Unexercisable         Exercisable        Unexercisable
_____________________________    ___________________  ____________________    ________________   _________________
Robert W. White...............           --                  175,500             $      --           $168,480

Jack J. Sandoski..............           --                   58,500                    --             56,160

Edward W. Gormley.............           --                   58,500                    --             56,160

Frank Kovalcheck..............           --                   58,500                    --             56,160

_______________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at December 30, 2005 ($12.97) and the exercise price of the options.

Employment Agreements

     We entered into an employment agreement with Mr. White effective January 24, 2002, which provides for a three-year term which is extended on a daily basis, unless either Abington Bank or Mr. White gives written notice of non-renewal. Mr. White's contract has been reviewed and updated on an annual basis. Mr. White's base salary for 2005 was $275,000. In addition to base salary, Mr. White's employment agreement provides for, among other things, discretionary bonuses, participation in retirement and executive benefit plans, and other fringe benefits applicable to executive personnel. Abington Bank's Board of Directors may terminate Mr. White's employment agreement at any time, but any termination, other than termination for "cause" (as defined in the agreement) will not prejudice Mr. White's right to compensation or other benefits for the remainder of the term under his agreement. In the event of termination for cause, Mr. White has no right to receive compensation or other benefits, for any period after termination for cause with the exception of vested benefits under Abington Bank's benefit plans or policies and incentive plans for the benefit of the executive. In the event Mr. White terminates his employment for "good reason" (as defined in the agreement), Mr. White would be entitled to receive
(1) a cash amount equal to the remaining salary and other compensation he would otherwise be entitled to receive under the agreement over the next three years; (2) on retirement, his full pension and retirement benefits and (3) for a four-year period following termination, participation in all employee benefit plans and programs in which he was entitled to participate provided his continued participation is permissible. In the event Mr. White's employment is terminated upon a change-in-control (as defined in the agreement) or within 12 months, he will be entitled to a payment equal to 2.99 times his "base amount," as defined in Section 280G of the Internal Revenue Code. Mr. White's employment agreement also provides for certain salary continuation benefits in the event of his death during the term as well as certain benefits in the event of disability.

     Abington Bank also has entered into employment agreements with Messrs. Gormley, Sandoski and Kovalcheck. The employment agreements have a term of three years. The term will be extended annually thereafter unless either we or the executive give notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. Under the terms of the employment agreements, the executives receive an initial annual base salary which shall be reviewed from time to time by the Board of Directors. The executives are entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses. Each of the employment agreements is terminable with or without cause by Abington Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause (as defined in the agreement) or termination by Abington Bank for cause, disability, retirement or death. In the event that (1) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Abington Bank or (2) the employment agreement is terminated by Abington Bank other than for cause, disability, retirement or death, the executive will be entitled to the payment of one times his base salary as cash severance and the maintenance for one year, or until the executive's full time employment, of participation in all employee


                                                                     9

benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible. In the event that the executive's employment is terminated in connection with a change in control, as defined, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the executive will be entitled to a cash severance amount equal to three times their base salary and the maintenance, as described above, of the employee benefit plans for three years or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

     Although the above-described employment agreements could increase the cost of any acquisition of control of Abington
Community Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.

Benefit Plans

     Supplemental Executive Retirement Plan. Abington Bank maintains a Supplemental Executive Retirement Plan for selected executive officers. Currently, Messrs. White, Sandoski, Gormley, and Kovalcheck participate in the Supplemental Executive Retirement Plan. The Supplemental Retirement Plan provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive's average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement. For the year ended December 31, 2005, we recognized $131,432, $73,371, $52,413 and $19,387 in expenses for the Supplemental Executive Retirement Plan for Messrs. White, Sandoski, Gormley, and Kovalcheck, respectively.

     Executive Deferred Compensation Plan. Abington Bank maintains an Executive Deferred Compensation Plan for selected executive officers. In December 2005, Abington's board of directors froze the Amended and Restated Executive Deferred Compensation Plan retroactive to January 1, 2005, such that no further contributions will be made on behalf of the executive officers under the plan. Messrs. White, Sandoski, Gormley, and Kovalcheck currently participate in the executive deferred compensation plan. In addition, director Jane Margraff Kieser maintains an account in the Executive Deferred Compensation Plan with respect to amounts accumulated when she was an executive officer of Abington Bank. The board of directors took these actions upon its review of the total compensation programs available to Abington's employees, including the increased benefits available as a result of the mutual holding company reorganization completed in December 2004 and the adoption of equity compensation plans by Abington's shareholders at the 2005
Annual Meeting of Shareholders held in June 2005.    The
participant maintains an account in the Executive Deferred Compensation Plan until the earlier of retirement, termination of employment or death. For the year ended December 31, 2005, we recognized $3,000 in interest expense for the Executive Deferred Compensation Plan.

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Abington Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.




                                                                    10

Compensation Committee Interlocks and Insider Participation

     Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is Chairman, serve as members of the Compensation Committee.
None of the members of the Compensation Committee during 2005 was a current or former officer or employee of Abington Community Bancorp or Abington Bank other than Ms. Margraff Kieser, who served as our Senior Vice President, Operations and Human Resources from 1980 to 2001. Nor did any member engage in certain transactions with Abington Community Bancorp or Abington Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2005, which generally means that no executive officer of Abington Community Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Abington Community Bancorp.

______________________________________________________________________

             REPORT OF THE COMPENSATION COMMITTEE
______________________________________________________________________

     The Compensation Committee of the Board of Directors of Abington Community Bancorp is responsible for developing and amending compensation policies and for setting the compensation for the Chief Executive Officer, Chief Financial Officer as well as Abington Community Bancorp's other senior executive officers. These executive officers of Abington Community Bancorp, who hold identical positions with Abington Bank, do not receive additional compensation for service as officers of Abington Community Bancorp.

     All Compensation Committee decisions were submitted to the full Board of Directors for review; however, Mr. White did not participate in the consideration of his compensation. During the year ended December 31, 2005, the Compensation Committee of Abington Community Bancorp met three times.

Compensation Philosophy

     Our philosophy is to align executive compensation with the interests of our stockholders and to determine appropriate compensation levels that will enable the organization to meet the following objectives:

     * To attract, retain and motivate an experienced, competent executive management team;

     * To reward the executive management team for the enhancement of shareholder value based on our annual earnings performance and the market price of our stock;

     * To make certain that compensation rewards are adequately balanced between short-term and long-term performance goals;

     * To encourage ownership of our common stock through grants of stock options and restricted stock awards to all levels of bank management; and

     * To maintain compensation levels that are competitive with other financial institutions particularly those in our peer group based on asset size and market area.





                                                                    11

Components of the Compensation Program

     Base Salary. The Compensation Committee reviewed peer group salary information from three separate sources to assess the competitiveness of the base salaries of Mr. White, Mr. Sandoski, Mr. Gormley and Mr. Kovalcheck. The committee also considered the overall financial performance of Abington Bank, the individual's contribution to the attainment of Abington Bank's goals, growth in market share, leadership, complexity of position, expense containment, asset quality and Abington Bank's ratings with our banking regulators.

     Abington Bank has entered into employment agreements with Mr. White, Mr. Sandoski, Mr. Gormley and Mr. Kovalcheck. Those contracts are reviewed annually by the full board.

     Incentive/Bonus Compensation. Additional annual compensation in the form of a bonus pool is based on the income of Abington Bank. Specific bonus amounts for the executive management team are reviewed and approved by the Compensation Committee and reviewed by the full board. The Compensation Committee compares peer group salary information to determine individual bonus amounts.

     Equity Compensation. Abington Community Bancorp's Stock Option Plan and Recognition and Retention Plan were approved by the shareholders at our 2005 Annual Meeting to provide for long-term incentive awards for executive management as well as management personnel throughout the organization. Stock option awards have an exercise price equal to the fair market value on the date of the award and vest over a five-year period. In approving awards for stock options and restricted stock, the committee reviewed the performance of Abington Community Bancorp, peer group data and past contribution to Abington Bank by the individual.

     Benefit Plans. The Compensation Committee annually reviews the expense and appropriateness of all benefit plans for executive management. Plans include, but are not limited to, Supplemental Executive Retirement Plans, 401(k) plans, Deferred Compensation Plans and other benefit plans. As such, the Compensation Committee reduced one benefit plan and terminated two others. During 2005, Abington Bank's match to the 401(k) plan was reduced by 50% due to the implementation of the Employee Stock Ownership Plan. Also during 2005 the Compensation Committee terminated the Split Dollar Life Insurance plan with all assets of those plans reverting to Abington Bank. In addition, the Compensation Committee has elected to suspend contributions to Abington Bank's Executive Deferred Compensation Plan for 2005 and future years. Plan balances for contributions prior to 2005 will remain with the individual executive officer.

     Compensation of the President and Chief Executive Officer. During fiscal 2005, the Compensation Committee approved an increase in Mr. White's base salary to $275,000 an increase of 9.0% over his 2004 salary. In addition, the Compensation Committee approved a bonus of $119,691, an increase of 79.4% over fiscal 2004. The increase in bonus level was primarily due to the increase in net income reported by Abington Community Bancorp for 2005 compared to 2004. In addition, in July 2005, Mr. White was awarded 70,000 shares of restricted stock pursuant to the 2005 Recognition and Retention Plan and 175,500 stock options pursuant to the 2005 Stock Option Plan. In each case, no specific formula was used to establish Mr. White's base salary or bonus for 2005 or the amount of his equity awards in 2005.





                                                                    12

Executive Compensation Regulations

     The Compensation Committee also considers all regulations on executive compensation by the Internal Revenue Service and banking regulators so as to maximize the deductibility of executive compensation under the Internal Revenue Code.

                    Members of the Compensation Committee

                    Robert J. Pannepacker, Sr., Chairman
                    A. Stuard Graham, Jr.
                    Jane Margraff Kieser

_______________________________________________________________________

                        PERFORMANCE GRAPH
_______________________________________________________________________

     The following graph demonstrates comparison of the cumulative total returns for the common stock of Abington Community Bancorp, the NASDAQ Composite Index, the SNL MHC Thrift Index and the SNL Securities Thrift Index for the periods indicated. The graph below represents $100 invested in our common stock at its closing price on December 17, 2004, the date the common stock commenced trading on the Nasdaq National Market. The cumulative total returns include the payment of dividends by Abington Community Bancorp.









                               [Graph]








                                                              Period Ending
                                       __________________________________________________________
Index                                  12/17/04  12/31/04  03/31/05  06/30/05  09/30/05  12/31/05
___________________________________    ________  ________  ________  ________  ________  ________
Abington Community Bancorp,Inc......   $100.00   $100.15    $96.55   $ 93.16   $ 94.65   $ 98.34
NASDAQ Composite....................    100.00    101.91     93.81     96.69    101.31    106.74
SNL MHC Thrift Index................    100.00    101.43     98.80    101.47    101.63    104.22
SNL Thrift Index....................    100.00    101.79     96.82    101.38     98.82    105.38

___________________________
* Source:  SNL Financial LC



                                                                    13

_______________________________________________________________________

               BENEFICIAL OWNERSHIP OF COMMON STOCK
            BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_______________________________________________________________________

     The following table sets forth as of March 21, 2006, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Abington Community Bancorp, (c) certain executive officers of Abington Community Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of Abington Community Bancorp as a group.

                                             Amount and Nature
           Name of Beneficial                  Of Beneficial
           Owner or Number of                 Ownership as of      Percent of
            Persons in Group                 March 21, 2006(1)    Common Stock
_________________________________________   ___________________  ______________
Abington Mutual Holding Company.........    8,728,500                55.5%
 180 York Road
 Jenkintown, Pennsylvania  19046

Directors:
 Michael F. Czerwonka, III..............       41,450(2)(3)            *
 A. Stuard Graham, Jr...................       12,000(2)               *
 Jane Margraff Kieser...................       48,700(2)(4)            *
 Joseph B. McHugh.......................       64,133(2)(5)            *
 Robert J. Pannepacker, Sr..............       64,000(2)(6)            *
 Robert W. White........................      133,917(2)(7)            *

Other Executive Officers:
 Edward W. Gormley......................       76,358(2)(8)            *
 Frank Kovalcheck.......................       53,382(2)(9)            *
 Jack J. Sandoski.......................       68,694(2)(10)           *

All Directors and Executive Officers
 as a Group (9 persons).................      562,634                 3.6%
_____________________

*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes shares over which the directors and officers have voting power which have been granted pursuant to the 2005
     Recognition and Retention Plan and are held in the associated trust as follows:

     Name                                          Recognition Plan Trust
     __________________________________________   ________________________
      Michael F. Czerwonka, III................           12,000
      A. Stuard Graham, Jr.....................           12,000
      Jane Margraff Kieser.....................           12,000
      Joseph B. McHugh.........................           12,000

                                       (Footnotes continued on following page



                                                                    14


     Name                                          Recognition Plan Trust
     __________________________________________   ________________________
      Robert J. Pannepacker, Sr.................             12,000
      Robert W. White...........................             70,000
      Edward W. Gormley.........................             17,500
      Frank Kovalcheck..........................             17,500
      Jack J. Sandoski..........................             17,500
     All Directors and Executive Officers
       as a Group (9 persons)...................            182,500

(3) Includes 25,000 shares held jointly with Mr. Czerwonka's spouse and 4,450 shares held in Mr. Czerwonka's individual retirement account.

(4) Includes 10,500 shares held in a Deferred Compensation Plan over which Ms. Kieser disclaims ownership.

(5) Includes 52,133 shares are held jointly with Mr. McHugh's spouse.

(6) Includes 25,000 shares held by Mr. Pannepacker's spouse and 2,000 shares held by Penny's Flowers, Inc., a corporation of which Mr. Pannepacker is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(7) Includes 14,600 shares held in the Abington Bank 401(k) Plan, 47,500 shares held in the Deferred Compensation Plan over which Mr. White disclaims beneficial ownership and 1,817 shares allocated to Mr. White's account in the employee stock ownership plan, over which Mr. White has voting power.

(8) Includes 35,601 shares held in Abington Bank's 401(k) Plan, 22,100 shares held in the Deferred Compensation Plan over which Mr. Gormley disclaims beneficial ownership and 1,157 shares allocated to Mr. Gormley's account in the employee stock ownership plan over which Mr. Gormley has voting power.

(9) Includes 7,680 shares held jointly with Mr. Kovalcheck's spouse, 9,807 shares held by Mr. Kovalcheck's spouse, 6,000 shares held in the Abington Bank 401(k) Plan, 4,900 shares held in the Deferred Compensation Plan over which Mr. Kovalcheck disclaims beneficial ownership and 995 shares allocated to Mr. Kovalcheck's account in the employee stock ownership plan over which Mr. Kovalcheck has voting power.

(10) Includes 30,000 shares held in Abington Bank's 401(k) Plan, 20,000 shares held in the Deferred Compensation Plan over which Mr. Sandoski disclaims beneficial ownership and 1,194 shares allocated to Mr. Sandoski's account in the employee stock ownership plan, over which Mr. Sandoski has voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Abington Community Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Other than Abington Mutual Holding Company, which owns 55.0% of our outstanding common stock, we know of no person who owns 10% or more of Abington Community Bancorp's common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.


                                                                    15

_______________________________________________________________________

                    RATIFICATION OF APPOINTMENT OF
      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)
_______________________________________________________________________

     The Audit Committee of the Board of Directors of Abington Community Bancorp has appointed Beard Miller Company LLP, an independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2006, and further directed that the selection of Beard Miller Company LLP be submitted for ratification by the shareholders at the Annual Meeting.

     Deloitte & Touche LLP performed audits of Abington Community Bancorp's consolidated financial statements at and for the three-years ended December 31, 2005. On March 28, 2006, the Audit Committee of Abington Community Bancorp's Board of Directors notified Deloitte & Touche LLP of the Committee's determination to terminate the services of Deloitte & Touche LLP as Abington Community Bancorp's independent registered public accounting firm as of such date. Also on March 28, 2006, the Audit Committee decided to engage the regional accounting firm Beard Miller Company LLP to serve as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte & Touche LLP's reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2005 and 2004, and from December 31, 2005 through the effective date of Deloitte & Touche LLP's termination, there were no disagreements between Abington Community Bancorp and Deloitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K have occurred during the years ended December 31, 2005 and 2004, or through the effective date of Deloitte & Touch LLP's termination.

     During the years ended December 31, 2005 and 2004, and from December 31, 2005 until the engagement of Beard Miller Company LLP as Abington Community Bancorp's independent registered public accounting firm, which engagement was effected by Abington Community Bancorp's Audit Committee (which is comprised solely of independent directors), neither Abington Community Bancorp nor anyone on its behalf consulted Beard Miller Company LLP with respect to any accounting or auditing issues involving Abington Community Bancorp. In particular, there was no discussion with Abington Community Bancorp regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte & Touche LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulations S-K.

     We have been advised by Beard Miller Company LLP that neither that firm nor any of its associates has any relationship with Abington Community Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and clients. Deloitte & Touche LLP and Beard Miller Company LLP are both expected to have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Beard Miller Company LLP as our independent registered public accounting firm, our Audit Committee considered whether the provision of services, other than auditing services, by Beard Miller Company LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing Abington Community Bancorp's public


                                                                    16

filings, Beard Miller Company LLP will perform tax-related services, including the completion of Abington
Community Bancorp's corporate tax returns, in fiscal 2006.  The
Audit Committee believes that Beard Miller Company LLP's performance of these other services is compatible with maintaining their independence.

 The Board of Directors recommends that you vote FOR the ratification of the appointment of Beard Miller Company LLP for the fiscal year ending December 31, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered in connection with the audit of Abington Community Bancorp's consolidated financial statements for 2005 and 2004, as well as the fees paid by us to Deloitte & Touche LLP for audit-related and other services rendered by Deloitte & Touche LLP to us during 2005 and 2004.

                                          Year Ended December 31,
                                        ___________________________
                                           2005             2004
                                        __________       __________
Audit fees (1)........................   $239,950         $147,375
Audit-related fees (2)................     61,200          326,905
Tax fees..............................     34,934           24,000
All other fees........................         --               --
                                          _______          _______
  Total...............................   $336,084         $498,280
                                          =======          =======

_____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees in 2005 primarily consist of fees incurred in connection with the audit of certain benefit plans and in 2004 with the review of registration statements in connection with the reorganization of Abington Bank.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Abington Community Bancorp. The Audit
Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Deloitte & Touche LLP was approved in advance by the Audit Committee and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

_____________________________________________________________________

                   REPORT OF THE AUDIT COMMITTEE
_____________________________________________________________________

     The Audit Committee has reviewed and discussed Abington Community Bancorp's audited financial statements with management. The Audit Committee has discussed with Abington Community Bancorp's independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The


                                                                    17

Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abington Community Bancorp's Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

     In addition, the functions of the Audit Committee include the following:

       *  selecting our independent registered public accounting firm;

       * reviewing with management and Abington Community Bancorp's independent registered public accounting firm the financial statements issued pursuant to federal regulatory requirements;

       * meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates;

       * assessing the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses;

       * assessing compliance with laws and regulations and overseeing the internal audit function; and

       *  performing all other duties assigned by the Board of Directors.



                                   Members of the Audit Committee

                                   Michael F. Czerwonka, III, Chairman
                                   Joseph B. McHugh
                                   Robert John Pannepacker, Sr.

_______________________________________________________________________

         SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                      WITH THE BOARD OF DIRECTORS
_______________________________________________________________________

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Abington Community Bancorp relating to the next annual meeting of shareholders of Abington Community Bancorp, which is currently expected to be held in May 2007, must be received at the principal executive offices of Abington Community Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania, 19046, Attention:
Edward W. Gormley, Corporate Secretary, no later than December 6, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.


                                                                    18


     Shareholder proposals that are not submitted for inclusion in Abington Community Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section
2.10 of Abington Community Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 6, 2006. The notice must include the information required by Section 2.10 of our Bylaws.

     Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2007, this notice must be received by December 6, 2006. Each written notice of a shareholder nomination is required to set forth certain information specified in Section
3.12 of Abington Community Bancorp's Bylaws. We did not receive any shareholder nominations with respect to this Annual Meeting.

     Other Shareholder Communications.  Our Board of Directors
has adopted a formal process by which shareholders may
communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Abington Community Bancorp, Inc., c/o Edward W. Gormley, Corporate Secretary, 180 Old York Road, Jenkintown, Pennsylvania, 19046.
___________________________________________________________________

                        ANNUAL REPORTS
___________________________________________________________________

     A copy of our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2005 accompanies this Proxy
Statement. Such report is not part of the proxy solicitation materials.

     Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2005. Such written requests should be directed to Mr. Edward W. Gormley, Corporate Secretary, Abington Community Bancorp, 180 Old York Road, Jenkintown, Pennsylvania 19046. The Form 10-K is not a part of the proxy solicitation materials.
___________________________________________________________________

                        OTHER MATTERS
___________________________________________________________________

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by
Abington Community Bancorp.   Abington Community Bancorp will
reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Abington Community Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Abington Community Bancorp may solicit proxies personally or by telephone without additional compensation.


                                                                    19

                             REVOCABLE PROXY
                    ABINGTON COMMUNITY BANCORP, INC.

[X]  Please Mark Votes
     As in This Example

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ABINGTON COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 4, 2006 AND AT ANY ADJOURNMENT
THEREOF.

     The undersigned hereby appoints the Board of Directors of Abington Community Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. held of record by the undersigned on March 21, 2006 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Thursday, May 4, 2006, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR A THREE-YEAR TERM:

     [ ]  FOR         [ ]  WITHHOLD      [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2009: Michael F.
Czerwonka, III and Robert J. Pannepacker, Sr.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_________________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of Beard Miller Company
     LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December
     31, 2006.

     [ ]  FOR         [ ]   AGAINST     [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Beard Miller Company LLP.


     THE SHARES OF ABINGTON COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF ABINGTON COMMUNITY BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Community Bancorp, Inc. called for May 4, 2006, the accompanying Proxy Statement and the Annual Report prior to the signing of this proxy.

                                                    _______________________
  Please be sure to date this Proxy and sign in    |  Date                 |
                 the box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Shareholder sign above    ________ Co-holder (if any) sign above   ___|

.............................................................................
   *  Detach above card, sign, date and mail in postage paid envelope provided. *

                     ABINGTON COMMUNITY BANCORP, INC.

____________________________________________________________________________

   Please sign this Proxy exactly as your name(s) appear(s) on this proxy.
     When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                             PLEASE ACT PROMPTLY
               MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________


                    401(k) PLAN VOTING INSTRUCTION BALLOT
                      ABINGTON COMMUNITY BANCORP, INC.

[X]  Please Mark Votes
     As in This Example

     The undersigned hereby instructs the Trustees of the 401(k) Plan of Abington Bank to vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. allocated to my 401(k) Plan account as of March 21, 2006 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, May 4, 2006, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ]  FOR         [ ]  WITHHOLD      [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2009: Michael F.
Czerwonka, III and Robert J. Pannepacker, Sr.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of Beard Miller Company
     LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December
     31, 2006.

     [ ]  FOR         [ ]  AGAINST       [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Beard Miller Company LLP.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Community Bancorp,
Inc. called for May 4, 2006, the accompanying Proxy Statement and the Annual Report prior to the signing of this card.

                                                    _______________________
  Please be sure to date this Card and sign in the |  Date                 |
                     box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Plan Participant sign above  _________________________________________|

.............................................................................
   *  Detach above card, sign, date and mail in postage paid envelope provided. *


                     ABINGTON COMMUNITY BANCORP, INC.

__________________________________________________________________________

     Please sign this card exactly as your name appears on this card.
       When signing in a representative capacity, please give title.

                    PLEASE MARK, SIGN, DATE AND RETURN
                401(k) VOTING INSTRUCTION BALLOT PROMPTLY.
__________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________

                   [Abington Community Bancorp, Inc. Logo]







                                                       April 5, 2006



To:  Participants in Abington Bank's 401(k) Plan

Re:  Instructions for voting shares of Abington Community Bancorp, Inc.

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Community Bancorp allocated to your account in the Abington Bank 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Community Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Abington Community Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                              Sincerely,

                              /s/ Robert W. White

                              Robert W. White
                              Chairman, President and Chief Executive Officer


                ABINGTON BANK EMPLOYEE STOCK OWNERSHIP PLAN
                         VOTING INSTRUCTION BALLOT

                      ABINGTON COMMUNITY BANCORP, INC.
                      ANNUAL MEETING OF SHAREHOLDERS

[X]  Please Mark Votes
     As in This Example

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Abington Bank to vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. allocated to my Employee Stock Ownership Plan account as of March 21, 2006 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, May 4, 2006, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ]  FOR        [ ]  WITHHOLD      [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2009: Michael F.
Czerwonka, III and Robert J. Pannepacker, Sr.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of Beard Miller Company
     LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December
     31, 2006.

     [ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Beard Miller Company LLP.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Community Bancorp,
Inc. called for May 4, 2006, the accompanying Proxy Statement and the Annual Report prior to the signing of this card.

                                                    _______________________
  Please be sure to date this Card and sign in the |  Date                 |
                     box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Plan Participant sign above  _________________________________________|

.............................................................................
   *  Detach above card, sign, date and mail in postage paid envelope provided. *


                     ABINGTON COMMUNITY BANCORP, INC.
________________________________________________________________________

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS
CARD, DATE AND RETURN ESOP VOTING INSTRUCTION BALLOT PROMPTLY.
________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________

                   [Abington Community Bancorp, Inc. Logo]







                                                       April 5, 2006



To:  Participants in Abington Bank's Employee Stock Ownership Plan

Re:  Instructions for voting shares of Abington Community Bancorp, Inc.

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Community Bancorp allocated to your account in the Abington Bank Employee Stock Ownership Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the Employee Stock Ownership Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Community Bancorp. If your voting instructions are not received, the shares allocated to your Employee Stock Ownership Plan account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the Employee Stock Ownership Plan. If you also own shares of Abington Community Bancorp common stock outside of the Employee Stock Ownership Plan, you should receive other voting material for those shares owned by you individually or through other plans. Please return all your voting material so that all your shares may be voted.

                              Sincerely,

                              /s/ Robert W. White

                              Robert W. White
                              Chairman, President and Chief Executive Officer


                    2005 RECOGNITION AND RETENTION PLAN
                         VOTING INSTRUCTION BALLOT
                      ABINGTON COMMUNITY BANCORP, INC.

[X]  Please Mark Votes
     As in This Example

     The undersigned hereby instructs the Trustees of the 2005 Recognition and Retention Plan of Abington Bank to vote, as designated below, all the shares of common stock of Abington Community Bancorp, Inc. granted to the undersigned and held in the Recognition and Retention Plan Trust as of March 21, 2006 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Thursday, May 4, 2006, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ]  FOR         [ ]  WITHHOLD      [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2009: Michael F.
Czerwonka, III and Robert J. Pannepacker, Sr.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of Beard Miller Company
     LLP as Abington Community Bancorp's independent registered public accounting firm for the fiscal year ending December
     31, 2006.

     [ ]  FOR        [ ]   AGAINST      [ ]   ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Beard Miller Company LLP.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Community Bancorp,
Inc. called for May 4, 2006, the accompanying Proxy Statement and the Annual Report prior to the signing of this card.

                                                    _______________________
  Please be sure to date this Card and sign in the |  Date                 |
                     box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Plan Participant sign above  _________________________________________|

.............................................................................
   *  Detach above card, sign, date and mail in postage paid envelope provided. *


                    ABINGTON COMMUNITY BANCORP, INC.

_________________________________________________________________________

     PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS
       CARD, DATE AND RETURN RECOGNITION AND RETENTION PLAN VOTING
                       INSTRUCTION BALLOT PROMPTLY.
_________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________


                  [Abington Community Bancorp, Inc. Logo]







                                                    April 5, 2006



To: Participants in Abington Community Bancorp's 2005 Recognition and Retention Plan

Re:  Instructions for voting shares of Abington Community Bancorp, Inc.

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Community Bancorp granted to you and held in Abington Community Bancorp's 2005 Recognition and Retention Plan Trust will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your shares held in the Recognition and Retention Plan Trust by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Community Bancorp. If your voting instructions are not received, the shares granted to you and held in the Recognition and Retention Plan Trust will be voted by the Trustees in their sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you and held in the Recognition and Retention Plan Trust. If you also own shares of Abington Community Bancorp individually or through other plans, you should receive other voting material for those shares. Please return all your voting material so that all your shares may be voted.

                              Sincerely,

                              /s/ Robert W. White

                              Robert W. White
                              Chairman, President and Chief Executive Officer